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                                                                Exhibit 99.B11




                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.:



We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.





                                     /s/KPMG Peat Marwick LLP


Minneapolis, Minnesota
August 25, 1997
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                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Voyageur Mutual Funds, Inc.:


We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.










                                        /s/KPMG Peat Marwick LLP



Minneapolis, Minnesota
August 25, 1997